UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2021

NorthStar Healthcare Income, Inc.
(Exact name of Registrant as Specified in its Charter)

Maryland	000-55190	27-3663988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 34th Floor,
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), acting through subsidiaries of its operating partnership, entered into a portfolio acquisition agreement (the “Purchase Agreement”) on November 1, 2021 to sell a portfolio of 14 independent living, assisted living/memory and/or continuing care retirement communities and related interests (collectively, the “Fountains Portfolio”), to subsidiaries of Welltower Inc. for $580 million, subject to certain closing adjustments and prorations (the “Transaction”). On December 1, 2021, NorthStar Healthcare successfully completed the Transaction and, after repayment of mortgage notes, transaction and other costs, distributions to non-controlling interests, releases of reserves and other prorations, generated net proceeds of approximately $117 million, subject to limited post-closing adjustments in accordance with the Purchase Agreement.

NorthStar Healthcare has included in this Current Report on Form 8-K certain pro forma financial information related to its disposition of the Fountains Portfolio as required by Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of NorthStar Healthcare as of September 30, 2021 and the unaudited pro forma consolidated statements of operations of NorthStar Healthcare for the nine months ended September 30, 2021 and the year ended December 31, 2020 and notes thereto, each giving effect to the sale of the Fountains Portfolio, are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Consolidated Financial Statements of NorthStar Healthcare Income, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: December 7, 2021	By:	/s/ Neale W. Redington
Neale W. Redington
Chief Financial Officer and Treasurer
3